SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Latin America Equity Fund
The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2019, DWS Latin America Equity Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 1.000% on the first $400 million of the fund’s average daily net assets, 0.900% on the next $400 million of the fund’s average daily net assets, and 0.800% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, DWS Latin America Equity Fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 1.165% on the first $400 million of the fund’s average daily net assets, 1.065% on the next $400 million of the fund’s average daily net assets, and 0.965% of the fund’s average daily net assets thereafter.
Effective October 1, 2019, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Latin America Equity Fund	First $400 million 1.000% Next $400 million 0.900% Thereafter 0.800%
Please Retain This Supplement for Future Reference
September 23, 2019
SAISTKR-38